Exhibit 99.1 - Supplemental Financial Information – Second fiscal quarter ended March 25, 2018.

201 N. Harrison St.
Davenport, IA 52801
www.lee.net

13 Weeks Ended (unaudited)
	March 25, 2018			March 26, 2017
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	71,553	50,292	21,261	77,533	54,601	22,932
Subscription	45,972	32,055	13,917	45,009	31,349	13,660
Other	10,280	8,519	1,761	10,845	8,981	1,864
Total operating revenue	127,805	90,866	36,939	133,387	94,931	38,456
Operating expenses:
Compensation	48,656	37,253	11,403	52,414	40,138	12,276
Newsprint and ink	5,640	4,027	1,613	6,200	4,279	1,921
Other operating expenses	49,315	30,036	19,279	48,756	28,232	20,524
Depreciation and amortization	8,016	5,226	2,790	10,318	7,391	2,927
Gain on sale of assets and other, net	(1,300)	(1,272)	(28)	(3,783)	(3,714)	(69)
Workforce adjustments and other	1,816	1,741	75	2,405	1,560	845
Total operating expenses	112,143	77,011	35,132	116,310	77,886	38,424
Equity in earnings of associated companies	1,608	464	1,144	1,729	465	1,264
Operating income	17,270	14,319	2,951	18,806	17,510	1,296
Non-operating income (expense), net	(13,810)	(16,011)	2,201	(11,285)	(12,152)	867
Income tax expense (benefit)	927	(944)	1,871	1,144	359	785
Net income	2,533	(748)	3,281	6,377	4,999	1,378

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	2,533	(748)	3,281	6,377	4,999	1,378
Adjusted to exclude
Non-operating expenses (income), net	13,810	16,011	(2,201)	11,285	12,152	(867)
Income tax expense (benefit)	927	(944)	1,871	1,144	359	785
Equity in earnings of TNI and MNI	(1,608)	(464)	(1,144)	(1,729)	(465)	(1,264)
Depreciation and amortization	8,016	5,226	2,790	10,318	7,391	2,927
Gain on sale of assets and other, net	(1,300)	(1,272)	(28)	(3,783)	(3,714)	(69)
Workforce adjustments and other	1,816	1,741	75	2,405	1,560	845
Stock compensation	497	497	—	559	559	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	2,086	838	1,248	2,220	852	1,368
Adjusted EBITDA	26,777	20,885	5,892	28,796	23,693	5,103

Supplemental cash flow information
Distributions from MNI and TNI	2,881	1,250	1,631	2,437	1,000	1,437
Capital expenditures	(1,350)	(1,051)	(299)	(990)	(954)	(36)
Cash income tax refunds (payments)	(175)	(165)	(10)	(269)	(269)	—
Interest income	126	(2,075)	2,201	109	109	—
Interest to be settled in cash	(3,257)	—	(3,257)	(14,637)	(10,747)	(3,890)
Debt financing and administrative costs	(1)	(1)	—	—	—	—

26 Weeks Ended (unaudited)
	March 25, 2018			March 26, 2017
(in thousands)	Consolidated	Lee Legacy	Pulitzer Inc.	Consolidated	Lee Legacy	Pulitzer Inc.
Operating revenue:
Advertising and marketing services	156,213	109,368	46,845	170,568	118,706	51,862
Subscription	94,241	64,968	29,273	93,896	65,366	28,530
Other	21,136	17,533	3,603	22,912	18,970	3,942
Total operating revenue	271,590	191,869	79,721	287,376	203,042	84,334
Operating expenses:
Compensation	99,567	76,261	23,306	107,470	82,191	25,279
Newsprint and ink	11,478	8,138	3,340	13,093	9,181	3,912
Other operating expenses	99,671	60,201	39,470	101,533	59,456	42,077
Depreciation and amortization	16,068	10,461	5,607	20,698	14,801	5,897
Gain on sale of assets and other, net	(1,297)	(1,270)	(27)	(3,716)	(3,715)	(1)
Workforce adjustments and other	2,284	2,063	221	2,470	1,622	848
Total operating expenses	227,771	155,854	71,917	241,548	163,536	78,012
Equity in earnings of associated companies	3,991	1,328	2,663	4,417	1,600	2,817
Operating income	47,810	37,343	10,467	50,245	41,106	9,139
Non-operating income (expense), net	(28,713)	(32,959)	4,246	(24,017)	(25,727)	1,710
Income tax expense (benefit)	(18,763)	(24,107)	5,344	7,410	3,470	3,940
Net income	37,860	28,491	9,369	18,818	11,909	6,909

Adjusted EBITDA is a non-GAAP financial measure. Below is a reconciliation of adjusted EBITDA to net income, the most directly comparable measure under GAAP:

Net Income	37,860	28,491	9,369	18,818	11,909	6,909
Adjusted to exclude
Non-operating expenses (income), net	28,713	32,959	(4,246)	24,017	25,727	(1,710)
Income tax expense (benefit)	(18,763)	(24,107)	5,344	7,410	3,470	3,940
Equity in earnings of TNI and MNI	(3,991)	(203)	(3,788)	(4,417)	(1,600)	(2,817)
Depreciation and amortization	16,068	10,461	5,607	20,698	14,801	5,897
Gain on sale of assets and other, net	(1,297)	(1,270)	(27)	(3,716)	(3,715)	(1)
Workforce adjustments and other	2,284	2,063	221	2,470	1,622	848
Stock compensation	1,016	1,016	—	1,083	1,083	—
Add:
Ownership share of TNI and MNI EBITDA (50%)	5,245	2,373	2,872	5,696	2,670	3,026
Adjusted EBITDA	67,135	51,783	15,352	72,059	55,967	16,092

Supplemental cash flow information:
Distributions from MNI and TNI	5,198	2,000	3,198	4,670	2,250	2,420
Capital expenditures	(2,452)	(1,940)	(512)	(2,079)	(1,879)	(200)
Cash income tax refunds (payments)	(284)	(251)	(33)	(639)	(643)	4
Interest income	222	(3,845)	4,067	184	184	—
Interest to be settled in cash	(6,742)	—	(6,742)	(29,588)	(21,797)	(7,791)
Debt financing and administrative costs	(5)	(5)	—	—	—	—